UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 5, 2005

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

On April 5, 2005, IBM issued a press release announcing that the company will begin to expense equity compensation when it reports its first quarter 2005 financial results on April 18.  The press release is Attachment I of this Form 8-K.  Attachment II contains the prepared remarks by IBM’s Chief Financial Officer Mark Loughridge, and Attachment III contains the presentation materials.  All of the information in Attachment I (press release) is hereby filed.  All of the information in Attachment II (prepared remarks) and Attachment III (presentation materials) is hereby filed except for the following information that is furnished but not filed.

Attachment II (prepared remarks)

The following statement from page 4: “Third, any year-to-year reduction in equity compensation expense that we ultimately realize will mitigate the impact of the $1 billion increase in pension cost we discussed with you last quarter.”

The following statements from page 6:

•   “over a billion dollars.”

•   “This is after an increase of about $725 million in the prior year.”

The following statement from page 9:  “$1 billion.”

Attachment III (presentation materials)

The following sentence from page 4:  “Reduction in equity compensation mitigates $1 billion year-to-year pension impact.”

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 5, 2005

By:	/s/ Andrew Bonzani
(Andrew Bonzani)
Assistant Secretary &
Associate General Counsel

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ATTACHMENT I

IBM TO BEGIN EXPENSING EQUITY COMPENSATION

IN FIRST QUARTER 2005 FINANCIAL RESULTS

                ARMONK, N.Y., April 5, 2005 . . . IBM today announced that the company will begin to expense equity compensation when it reports its first quarter 2005 financial results on April 18.

                IBM will adopt “Statement of Financial Accounting Standards (SFAS) 123(R) -- Share-based Payment,” which requires companies to expense costs related to share-based payments to employees for periods beginning after

June 15, 2005.

                The company said the decision and timing were based on the guidance provided last week in Staff Accounting Bulletin #107 issued by the U.S. Securities and Exchange Commission’s Office of the Chief Accountant and its Division of Corporate Finance.

                In accordance with SFAS No. 123(R), and in order to provide a consistent year-to-year comparison of financial results, the company also will restate prior period financial results to include the impact of share-based compensation expenses.

                Full-year 2004 incremental expense for stock-based compensation was $0.55 per common share.

Webcast

                A Webcast hosted by IBM Senior Vice President and Chief Financial Officer Mark Loughridge will begin at 5:00 p.m. EDT, today. It is available at www.ibm.com/investor. Replays will be available within 24 hours after completion of the Webcast.

Contact:	IBM
John Bukovinsky, 914-499-6212
jbuko@us.ibm.com

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ATTACHMENT II

Introduction

Good afternoon.  This is Patricia Murphy, Vice President of Investor Relations at IBM.  Here with me today is Mark Loughridge, IBM Senior Vice President and Chief Financial Officer.  Thank you all for joining us on short notice.

By now, many of you have seen IBM’s press release announcing our decision to expense share-based compensation starting in the first quarter.  This press release is available as a link on our investor website, and the webcast’s prepared remarks will be available on the website shortly.  As always, a replay of this webcast will be available by this time tomorrow.

Let me also state up front that there will be no discussion today on IBM’s first quarter performance.  For that reason, and because of the timing relative to our quarter end, we will not have a live Q&A session at the end of the call.  As we have done for the last two quarters, we will post some of the frequently asked questions – and answers, to our investor portal within the next day or two.

Now, please move to Chart 2.

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Before we get started, let me remind you that:

Certain comments made during this call may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995.

Those statements involve a number of factors that could cause actual results to differ materially.

Additional information concerning these factors is contained in the company’s filing with the SEC.  Copies are available from the SEC, from the IBM website, or from IBM Investor Relations.

Now, please move to Chart 3, and I’ll turn the call over to Mark Loughridge.

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Overview

Thanks Patricia.

Earlier today, IBM announced that we will begin to expense equity compensation in the first quarter.  Our adoption is based on the implementation guidance provided in the SEC’s release of Staff Accounting Bulletin #107 last week, and in accordance with the revised FASB Standard.

The results we announce on April 18 will reflect the expensing of equity compensation.  In order to align expectations with our reported results, it will be necessary for investors and analysts to update their models to reflect the new reporting basis.

The purpose of today’s call is to describe how we are planning to implement the changes, and provide information that will allow you to update your models.

We intend to leave you with the following points:

•              First, we are going to expense equity compensation starting in the first quarter of 2005, and we will restate prior periods to provide the proper basis for comparison.

•              Second, our incremental equity compensation expense was 55 cents per share for 2004.  Investors and analysts should reset the 2004 base to include that 55 cent expense.  For purposes of resetting analysts’ models, 2005 expectations should be adjusted to

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reflect the same year-to-year profit improvement as current estimates – off of the lower base.

•              Third, any year-to-year reduction in equity compensation expense that we ultimately realize will mitigate the impact of the $1 billion increase in pension cost we discussed with you last quarter.

Please turn to Chart 4, and we will discuss our implementation of the standard.

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Rationale and Implementation

IBM has stated for some time that we would adopt expensing when required.  Frankly, there was too much uncertainty, especially around accepted valuation methodologies and timing, for IBM to implement.

Last week, the Securities and Exchange Commission issued its implementation guidance on expensing share-based awards– with Staff Accounting Bulletin #107.  This guidance is designed to assist companies in their initial implementation of FAS 123(R), and enhance the information received by investors.  It provides clarification on several key topics.  For example:

•              The bulletin permits flexibility in selecting a valuation method — provided that the company uses a fair value model that is based on accepted financial and economic theory.

•              It provides guidance on the proper presentation and classification of the cost of share-based awards.

•              It provides guidance on selecting certain critical assumptions to be used in the calculation of the fair value of the share-based award.

•              And, it provides general guidelines of the expected types of Management Discussion and Analysis disclosures.

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This approach treats equity compensation as a form of compensation expense in the income statement.  We have been working on this for over a year.  With the issuance of SAB #107, we are ready to implement.  SAB #107 provides the support and clarification we were looking for.  And, by adopting in the first quarter, we will have consistent reporting throughout the four quarters of 2005.

Over the last few years, we have focused on total compensation cost – including salary, cash incentives, equity, and health and retirement benefits.  We have rebalanced the elements of our direct compensation to employees at all levels of the organization, increasing cash compensation while reducing equity compensation, to achieve overall cost savings while maintaining market competitiveness.

We have implemented targeted actions to address equity compensation.  For example, we have reduced the number of equity grants, and implemented premium-priced options for our executive population.

This year we are facing significant increases in cost and expense driven by accounting for pensions.  As we have previously discussed, our pension expense will be up over a billion dollars year-to-year, or 39 cents per share. This is after an increase of about $725 million in the prior year.

As I stated in the January earnings call, the redesign of our equity programs is one of several actions we are taking to mitigate this increase in pension cost.  The expensing of equity compensation has been in our year-to-year

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plan for a long time.  The SEC guidance issued last week provides the basis to move forward.

Turning to valuation methodology, neither FAS 123(R) nor SAB #107 specifies a preferred valuation method.

In our pro forma footnote disclosure in prior years, we assessed the fair value of equity compensation using a Black-Scholes option-pricing model. Key input parameters include the expected option term, reflecting the effects of employees’ expected exercise behavior, and volatility related to the assumed option term.

After studying this for some time based on years of historic data, we believe that the options values derived using the Black-Scholes model fairly reflects the value of our equity grants.  Therefore we will adopt FAS 123(R) using the Black-Scholes model as the valuation technique.  The assumptions used in our 2005 Black-Scholes analysis are consistent with prior years’ assumptions that are disclosed in our financial footnotes.

Let me now move on to Chart 5, to discuss financial implications.

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Financial Implications

According to SAB #107, share-based compensation expense should be recorded in the same lines as cash compensation paid to the same employees.  For IBM, starting in the first quarter we will record the cost of these awards in each appropriate income statement category, including: Cost of Sales, SG&A and Research and Development.

Because of the timing of our decision, this expense was not a part of the IBM segment management system in the first quarter.  Therefore, our first quarter results will reflect the compensation charge outside of the segment results.  We will assess the impact to the management system and segment reporting going forward, and address this with investors in the second quarter.

We will implement equity compensation expensing using the modified retrospective method, as prescribed in the standard.  We will therefore restate prior periods to provide comparability with 2005 reported results.

Please move to the next chart, and I will comment on the implications to analysts’ models.

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2005 Financial Estimates

Our first quarter earnings release on April 18 will include the cost of equity compensation in our reported results.  You should therefore update your models now to reflect this change.  To facilitate this update, we have provided the 2004 detail by quarter in a supplemental chart of this presentation.

In 2004 our incremental equity compensation was almost $1.4 billion of pre-tax expense, or 55 cents per share.  The 2004 base should be reset to include this expense, reducing the earnings per share by 14 cents in the first quarter, and 55 cents for the full year.  These amounts are consistent with the pro forma disclosure in IBM’s SEC filings, based on the Black-Scholes option-pricing model.

This is an accounting change and does not impact underlying business dynamics.  Therefore, for purposes of your models, updated 2005 expectations should reflect the same level of year-to-year profit improvement as current estimates.  Because this profit dollar improvement is delivered off a lower base, the resulting earnings growth rate in your models improves.

I mentioned earlier that we have taken actions that will result in lower equity compensation expense in 2005.  The savings from these actions will mitigate the $1 billion, or 39 cent per share, year-to-year increase in pre-tax pension expense.

Now, please go to Chart 7, and I will summarize.

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Summary

•              IBM has been preparing to implement equity compensation expensing for some time.  In fact, it has been part of our financial plan for 2005, and part of our strategy to mitigate increased pension expense year-over-year.

•              With last week’s issuance of SAB #107, we believe the FASB and SEC’s guidance is materially complete.  We have elected to begin expensing of share-based compensation in the first quarter, consistent with our financial plan for 2005.

•              We will implement using the Black-Scholes option-pricing methodology, which is consistent with our prior footnote disclosure.

•              Finally, to conform to the new presentation format, the 2004 base should be re-set, and 2005 expectations adjusted to reflect the same level of year-to-year profit improvement as current analysts’ models.

So, with that I will wrap up.  As Patricia mentioned at the beginning of the call, we plan to post Q & As to our investor portal, to address the most frequently asked questions that come up in the next couple of days.

Thank you for joining us today.

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ATTACHMENT III

IBM Equity Compensation Expensing

April 5, 2005

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IBM Equity Compensation Expensing

April 5, 2005

Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995.

Those statements involve a number of factors that could cause actual results to differ materially.

Additional information concerning these factors is contained in the Company’s filing with the SEC.  Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

OVERVIEW

•      SEC issued guidance on share-based compensation

•      IBM to expense equity compensation in 1Q 2005

•      Prior periods will be restated to provide proper basis for comparison

•      Models should be updated to conform to new reporting format

•      Reset 2004 base ($0.55 EPS)

•      No change to year-to-year profit improvement

RATIONALE AND IMPLEMENTATION

•      Guidance issued to implement expensing

•      December 2004:  FAS 123(R) – Established standard

•      March 29, 2005:  SAB 107 – Clarified several key topics

•      Actions taken to rebalance total compensation include redesign of equity programs

•      Reduction in equity compensation mitigates $1 billion year-to-year pension impact

•      Valuation based on Black-Scholes option pricing model

•      Fairly reflects value of equity grants

•      Consistent with prior years’ footnote disclosure

FINANCIAL IMPLICATIONS

•      Recorded in income statement by category:

•      Cost of sales, SG&A, R&D

•      Prior periods will be restated to provide proper basis for comparison

•      Equity compensation impact to 2004:

	1Q	2Q	3Q	4Q	FY
Earnings per share	$(0.14)	$(0.15)	$(0.14)	$(0.13)	$(0.55)

2005 FINANCIAL ESTIMATES

Impact to Analysts’ Current EPS Models

Continuing Ops.	1Q04 Act.	YTY $	1Q05 Est.	YTY %	2004 Act.		YTY $	2005 Est.	YTY %
Current Average Analysts’ Estimates	$0.93	$0.11	$1.04	12%	$5.05	*	$0.57	$5.62	11%

Incremental Equity Compensation Exp.	(0.14)				(0.55)

Adjusted Average Analysts’ Estimates	$0.79	$0.11	$0.90	14%	$4.50		$0.57	$5.07	13%

* Excludes $0.11 one-time pension settlement charge

Maintains Profit Growth

SUMMARY

•      IBM to expense equity compensation in 1Q 2005

•      Action is consistent with 2005 financial plan

•      Black-Scholes provides fair value of equity compensation

•      Models should be updated to conform to new reporting format

•      Reset 2004 base

•      No change to year-to-year profit improvement

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IBM CORPORATION – 2004 FINANCIAL PERFORMANCE

CONSOLIDATED EARNINGS STATEMENT – IMPACT OF EQUITY COMPENSATION

($M)	1Q04 Adjd	B/(W) Rptd	2Q04 Adjd	B/(W) Rptd	3Q04 Adjd	B/(W) Rptd	4Q04 Adjd	B/(W) Rptd	FY04 Adjd	B/(W) Rptd
Revenue	22175	0	23098	0	23349	0	27671	0	96293	0

Gross Profit
Global Services	2615	(102)	2750	(102)	2749	(99)	3061	(98)	11175	(401)
Total Hardware	1783	(12)	2152	(12)	2122	(11)	3121	(12)	9178	(47)
Software	2979	(3)	2982	(4)	3156	(3)	4044	(4)	13161	(14)
Global Financing	401	0	386	(1)	383	0	392	0	1562	(1)
Enterprise Investments	114	0	136	0	123	0	120	0	493	0
Total GP$	7892	(117)	8406	(119)	8533	(113)	10738	(114)	35569	(463)

Expense
SG&A	4658	(174)	4820	(188)	5162	(184)	5439	(149)	20079	(695)
RD&E	1416	(49)	1476	(50)	1468	(49)	1514	(53)	5874	(201)
Other Expense	(132)	0	(376)	0	(282)	0	(263)	0	(1053)	0
Total Expense	5942	(223)	5920	(238)	6348	(233)	6690	(202)	24900	(896)

Pre-Tax Income	1950	(340)	2486	(357)	2185	(346)	4048	(316)	10669	(1359)
Provision for Income Taxes	586	101	749	104	631	100	1206	103	3172	408

Net Income from Continuing Ops	1364	(239)	1737	(253)	1554	(246)	2842	(213)	7497	(951)

Diluted EPS – Cont. Ops	$0.79	$(0.14)	$1.01	$(0.15)	$0.92	$(0.14)	$1.68	$(0.13)	$4.39	$(0.55)

Avg. Shares - Diluted(M)	1727.4	2.7	1711.3	2.1	1698.1	2.3	1692.1	(0.5)	1707.2	1.6

RECONCILIATION OF INCREASE
IN PENSION EXPENSE

Management has presented certain financial results and earnings expectations excluding a one-time charge for the partial settlement of certain legal claims related to IBM’s pension plans. Given the unique and non-recurring nature of this charge, management believes that presenting such financial items without the charge is more representative of the company’s operational performance.

	2003-2004 Actual	2004-2005 Estimated
	$(M)	$(M)	EPS

Increase in Pension Expense, excludingOne-time Pension Settlement Charge	725	1027	$0.39

One-time Pension Settlement Charge	320	(320)	(0.11)

Increase in Pension Expense	1045	707	$0.28

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